SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        September 13, 2002
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.


         On September 13, 2002, Moody's Investors Service, Inc. downgraded to Baa2 from Baa1 the issuer rating and senior unsecured debt of Unocal Corporation (the "Company") and of its guaranteed subsidiary, Union Oil Company of California ("Union Oil"), concluding a review announced on August 22, 2002. Union Oil's guaranteed Prime-2 commercial paper rating was not under review. Moody's maintained a stable rating outlook on the Company. The full text of Moody's news release is filed as an exhibit under Item 7(c) of this report.


Item 7.      Financial Statements and Exhibits

             (c)   Exhibits

             99.1  Moody's   Investors   Service,   Inc.  news  release  dated
                   September 13, 2002.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           UNOCAL CORPORATION
                                           ------------------
                                           (Registrant)




Date:  September 18, 2002                  By: /s/ JOHN A. BRIFFETT
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                                           John A. Briffett
                                           Assistant Comptroller


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